SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

UCBH Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24947	94-3072450

(State or other Jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
Incorporation)

711 Van Ness Avenue
San Francisco, California	94102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 928-0700

Not Applicable

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure

On July 17, 2003, UCBH Holdings, Inc. issued a press release announcing the Company’s second quarter 2003 earnings. A copy of the press release is attached as Exhibit 99.1.

This information furnished under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.

Date: July 17, 2003	By:	/s/ Jonathan H. Downing Jonathan H. Downing
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of July 17, 2003, announcing the second quarter earnings for UCBH Holdings, Inc.